This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31,2003 of Gartmore Mutual Funds II, Inc. (the "Registrant").

     I, Mark P. Bronzo, the Chairman, President and Chief Executive Officer of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



3/9/04
Date


/s/ Mark  P.  Bronzo
    Mark  P.  Bronzo
    Chairman, President & Chief Executive Officer
    (principal  executive  officer)
    Gartmore  Mutual  Funds  II, Inc.

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31,2003 of Gartmore Mutual Funds II, Inc. (the "Registrant").

     I, Daniel W. Portanova, the Senior Vice President, Treasurer & Chief Operating Officer (principal financial officer) of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



3/9/04
Date


/s/ Daniel  W.  Portanova
    Daniel  W.  Portanova
    Senior Vice President, Treasurer & Chief Operating Officer
    (principal  financial  officer)
    Gartmore  Mutual  Funds  II, Inc.

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.